Exhibit 10.2

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Registration Rights Agreement, dated as of October 4, 2011 (the “Registration Rights Agreement”), by and among Puma Biotechnology, Inc., a Delaware corporation (the “Corporation”), Innovative Acquisitions Corp., a Delaware corporation (“IAC”), and the persons listed on Exhibit A attached thereto (the “Investors”), is made and entered into as of November 18, 2011. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Registration Rights Agreement.

RECITALS

WHEREAS, the Merger, pursuant to which Merger Sub merged with and into the Corporation, with the Corporation remaining as the surviving corporation and a wholly-owned subsidiary of IAC, was consummated on October 4, 2011;

WHEREAS, following the Merger, the Corporation merged with and into IAC, with IAC remaining as the surviving company, and subsequently changed its name to “Puma Biotechnology, Inc.”;

WHEREAS, pursuant to Section 8(f) of the Registration Rights Agreement, IAC assumed all of the Corporation’s rights, duties and obligations under the Registration Rights Agreement upon the consummation of the Merger;

WHEREAS, IAC and certain retail and/or institutional investors (each, a “New Investor” and collectively, the “New Investors”) have entered into subscription agreements, dated as of an even date herewith (the “Subscription Agreements”), pursuant to which IAC has agreed to sell to the New Investors up to an aggregate of 1,333,267 shares of IAC Stock in exchange for approximately $5 million;

WHEREAS, the Subscription Agreements provide that the Registration Rights Agreement will be amended so that the New Investors may become parties thereto and the shares of IAC Stock issuable pursuant to the Subscription Agreements constitute Registrable Shares thereunder;

WHEREAS, pursuant to Section 8(d) of the Registration Rights Agreement, an amendment of the Registration Rights Agreement requires the written consent of IAC and the Holders of a majority in number of the then outstanding Registrable Shares; and

WHEREAS, IAC and the Holders holding a sufficient number of Registrable Shares hereby consent to this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter set forth, IAC and the Holders hereby agree as follows:

1. Joinder of the New Investors. Each New Investor shall be made a party to the Registration Rights Agreement by virtue of its execution of the Omnibus Signature Page attached to the Investor’s Subscription Agreement, and shall be considered an “Investor” as defined therein.

2. Registrable Shares. The shares of IAC Stock issuable to each New Investor pursuant to the Subscription Agreements shall be considered Registrable Shares under the Registration Rights Agreement.

3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

4. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

6. Conflict. In the event of any conflict between the provisions of this Amendment and the provisions of the Registration Rights Agreement, the provisions of this Amendment shall prevail and the provisions of the Registration Rights Agreement shall be deemed modified by this Amendment as necessary to resolve such conflict.

7. Effect of Amendment. Except as expressly amended by this Amendment and/or by the preceding Section 6, the terms and provisions of the Registration Rights Agreement shall continue in full force and effect.

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2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PUMA BIOTECHNOLOGY, INC.

By:	/s/ Alan H. Auerbach
Name:	Alan H. Auerbach
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ D. Lehan
Authorized Signatory

D. Lehan
Name Printed

Authorized Signatory
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

BBT FUND, L.P.

By:	BBT Genpar, L.P., general partner

	By:	BBT-FW, Inc., general partner

		By:	/s/ William O. Reimann
William O. Reimann
Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

FIDELITY SELECT PORTFOLIOS: PHARMACEUTICALS PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

FORESITE CAPITAL II-A, LLC

By:	Foresite Capital II-A Management, LLC,
its	Managing Member

	By:	/s/ James B. Tananbaum
James B. Tananbaum
Managing Member

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

H&Q HEALTHCARE INVESTORS *

By:	/s/ Laura Woodward
Authorized Signatory

Laura Woodward
Name Printed

Treasurer
Title

*	The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated April 12, 1987, as amended, and all persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H& Q Healthcare Investors.

INVESTOR:

H&Q LIFE SCIENCES INVESTORS *

By:	/s/ Laura Woodward
Authorized Signatory

Laura Woodward
Name Printed

Treasurer
Title

*	The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Life Sciences Investors.

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

JANUS GLOBAL LIFE SCIENCES FUND, A SERIES OF JANUS INVESTMENT FUND

By:	/s/ Andrew Acker
Andrew Acker
Executive Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

PRUDENTIAL SECTOR FUNDS, INC. – PRUDENTIAL HEALTH SCIENCES FUND D/B/A PRUDENTIAL JENNISON HEALTH SCIENCES FUND (THE “FUND”)

By:	Jennison Associates LLC (“Jennison”), as sub-advisor to the Fund

	By:	/s/ David Chan
David Chan
Managing Director of Jennison and Portfolio Manager to the Fund

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

LEERINK SWANN CO-INVESTMENT FUND LLC

By:	/s/ Donald D. Notman, Jr.
Authorized Signatory

Donald D. Notman, Jr.
Name Printed

Managing Director
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

ORBIMED PRIVATE INVESTMENTS IV, LP

By:	OrbiMed Capital GP IV LLC, its general partner

By:	OrbiMed Advisors LLC, its managing member

	By:	/s/ Carl L. Gordon
Carl L. Gordon
Member

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

FOURTH AVENUE CAPITAL PARTNERS LP

By:	Its general partner, Fourth Avenue Capital Partners GP LLC

By:	/s/ Daniel Gold
Authorized Signatory

Daniel Gold
Name Printed

Managing Member
Title

By:	/s/ Tracy Fu
Authorized Signatory

Name Printed

Managing Member
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTORS:

T. ROWE PRICE ASSOCIATES, INC.
Investment Adviser, for an on behalf of the advisory clients listed below (Investors):
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price Health Sciences Portfolio
TD Mutual Funds – TD Health Sciences Fund
Valic Company I – Health Sciences Fund
John Hancock Variable Insurance Trust – Health Sciences Trust
John Hancock Funds II – Health Sciences Fund

By:	/s/ Kris H. Jenner
Authorized Signatory

Kris H. Jenner
Name Printed

Vice President
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

SALTHILL PARTNERS, L.P.

By:	Wellington Management Company, LLP
As investment adviser

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President and Counsel
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

SALTHILL INVESTORS (BERMUDA), L.P.

By:	Wellington Management Company, LLP
As investment adviser

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President and Counsel
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

HAWKES BAY MASTER INVESTORS (CAYMAN) LP

By:	Wellington Management Company, LLP
As investment adviser

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President and Counsel
Title

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

/s/ Frank Zavrl
Frank Zavrl

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

INVESTOR:

/s/ Bryan White
Bryan White

[Signature Page to Amendment No. 1 to Registration Rights Agreement]